Supplement dated August 24, 2015 to the Legacy and Pinnacle II

Variable Universal Life Insurance Prospectuses dated May 1, 2015

Issued By Columbus Life Insurance Company through its Separate Account 1

This is a supplement to the prospectuses identified above. This supplement describes a change to Sub-Account Investment Options available through your variable life insurance policy. Please retain this supplement for future reference.

The following changes are effective August 31, 2015

Portfolio Name Change — The Touchstone VST Mid Cap Growth Fund will change its name to Touchstone VST Focused Fund. All references in the prospectuses are changed accordingly.

Investment Sub-Advisor — Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, OH 45202, an affiliate of Columbus Life Insurance Company.

Fund Type — Capital Appreciation.

This supplement is for informational purposes only. You are not required to take any action. If you need assistance or a prospectus, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.